                            -  BT INVESTMENT FUNDS  -

                               -------------------

                           LATIN AMERICAN EQUITY FUND

                               -------------------


                                  ANNUAL REPORT
                               -------------------
                                 SEPTEMBER-1997

--------------------------------------------------------------------------------
LATIN AMERICAN EQUITY FUND

TABLE OF CONTENTS
--------------------------------------------------------------------------------


LETTER TO SHAREHOLDERS . . . . . . . . . . . . . . . . . . . . . . . . . . . 3

LATIN AMERICAN EQUITY FUND
   Statement of Assets and Liabilities . . . . . . . . . . . . . . . . . . . 5
   Statement of Operations . . . . . . . . . . . . . . . . . . . . . . . . . 5
   Statement of Changes in Net Assets. . . . . . . . . . . . . . . . . . . . 6
   Financial Highlights. . . . . . . . . . . . . . . . . . . . . . . . . . . 7
   Notes to Financial Statements . . . . . . . . . . . . . . . . . . . . . . 8
   Report of Independent Accountants . . . . . . . . . . . . . . . . . . . . 9

LATIN AMERICAN EQUITY PORTFOLIO
   Schedule of Portfolio Investments . . . . . . . . . . . . . . . . . . . .10
   Statement of Assets and Liabilities . . . . . . . . . . . . . . . . . . .11
   Statement of Operations . . . . . . . . . . . . . . . . . . . . . . . . .11
   Statement of Changes in Net Assets. . . . . . . . . . . . . . . . . . . .12
   Financial Highlights. . . . . . . . . . . . . . . . . . . . . . . . . . .12
   Notes to Financial Statements . . . . . . . . . . . . . . . . . . . . . .13
   Report of Independent Accountants . . . . . . . . . . . . . . . . . . . .15

--------------------------------------------------------------------------------
LATIN AMERICAN EQUITY FUND
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

We are pleased to present you with this annual report for the Latin American Equity Fund, providing a review of the market, the portfolio, and our outlook, as well as a complete financial summary of the Fund's operations and a listing of the Portfolio's holdings.

The Latin American Equity Fund (the "Fund") returned 47.00%* for the twelve months ended September 30, 1997, as compared to 48.04% for the IFCI Latin American Index** and 46.24% for the Lipper Latin American Average+. Since its inception on October 25, 1993, the Fund delivered a total return of 60.09% cumulatively, or 12.71% annualized, as of September 30, 1997.

MARKET ACTIVITY
In general, the Latin American markets posted very strong positive performance for the year ended September 30, 1997, with Venezuela, Brazil, Mexico, and Argentina the best performing markets and Chile and Peru the worst. This strong performance, which continued to improve as the year progressed, was supported by several factors. First, economic growth returned to the Latin American markets overall, and inflation continued its downward trend. Second, the risk premium for these markets declined significantly, as interest rates have fallen on Brady Bonds. Third is a benign environment for international interest rates and equity markets as a whole.

--------------------------------------------------------------------------------
                               OBJECTIVE
Seeks long-term capital appreciation through investment primarily in the equity securities (or other securities with equity characteristics) of companies domiciled in, or doing business in, Latin America++.
--------------------------------------------------------------------------------

More specifically, Venezuela benefited from its economic reform program, which included the implementation of labor market reform, the introduction of private capital into the oil industry, and strong oil prices. Brazil benefited from tariff rebalancing and advancement in the privatization process of electrical utilities and telecommunications companies, which, in turn, led to a significant
re-rating of public sector companies.   Utility companies Telebras and
Electrobras performed particularly well, as their valuations have begun to be brought in line with other privatized utility companies in the region. Lower interest rates also led to a higher level of domestic investment in the Brazilian stock market.

The Mexican equity market benefited from a stable currency and a strong resumption in domestic economic growth, the first such resumption there since the peso devaluation in December 1994. Consumer-oriented stocks were the best performers in Mexico. Following the recession of 1995-96, strong domestic economic growth over the twelve month period has also been the major factor supporting the Argentine equity market. Colombian equities appreciated, as interest rates declined substantially, sparking local interest in the market.

--------------------------------------------------------------------------------
                          INVESTMENT INSTRUMENTS
Primarily common and preferred stocks, rights, warrants, American Depository Receipts ("ADRs") and convertible securities.
--------------------------------------------------------------------------------

Disappointing earnings growth has held back the markets in both Peru and Chile, as have concerns about the political environment in the former and high real interest rates in the latter.

INVESTMENT REVIEW
The Fund slightly underperformed its benchmark and slightly outperformed its category average for the period. Strong stock selection in the last fiscal quarter enabled us to recapture much of the underperformance from earlier in the year. However, sector selection hampered the Fund during the first nine months of the period. The Fund was underweight in Brazil during these months, due to concern about the country's current account deficit and its lack of progress in economic reform. The Fund was also overweight in Chile during these months based on our view that global interest rates would rise, that Chile was the market least susceptible to any such rise, and that interest rates within Chile would fall. In addition, the Fund was overweight in Colombia and Peru.

                           Ten Largest Stock Holdings

                         Telefonos de Mexico SA ADR-L
                         Quilmes Industrial SA ADR
                         Grupo Industrial Bimbo SA
                         Banco Bradesco PN
                         Telebras ON
                         Companhia Vale de Rio Doce ADR
                         Corporacion Industrial San Luis
                         Formento Economico Mexicano
                         Companhia Energetica de Minas Gerais ADR
                         Grupo Televisa SA GDR

The most significant changes in our strategy took place in the last quarter of the Fund's year when a new portfolio management team took over. First, we moved the Fund's major underweighted position in Brazil to a moderate underweight, as we grew more comfortable with the nation's economics. The Fund holds cheap private sector stocks there as well as government-owned stocks, including telecommunication companies and electrical utilities that should benefit from privatization. Second, we reduced the Chilean position from overweighted to underweighted, as market valuations are not particularly attractive there currently.

During this period, we also increased the Fund's Argentine position to a neutral one, and we added three stocks that we consider attrac-

------------------
* Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** The IFCI Latin American Index reflects all markets in the Latin American region. Indexes are unmanaged, and investments cannot be made in an index.

+ Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc., as falling into the respective categories indicated. These figures do not reflect sales charges.
++ Foreign investing involves special risks, including currency risk, increased volatility or foreign securities and differences in auditing and other financial standards.

--------------------------------------------------------------------------------
LATIN AMERICAN EQUITY FUND
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

tively valued--Quilmes, Telecom Argentina, and YPF. We believe that Quilmes, the country's leading brewer, is especially attractive and that it should benefit from the economic recovery taking place in that nation.

                    DIVERSIFICATION OF PORTFOLIO INVESTMENTS
                       By Country as of September 30, 1997
                     (PERCENTAGES ARE BASED ON MARKET VALUE)

                                    [CHART]

Venezuela                                                              4%
Chile                                                                  7%
Argentina                                                              8%
United States                                                         10%
Colombia                                                               4%
Peru                                                                   3%
Brazil                                                                35%
Mexico                                                                29%
--------------------------------------------------------------------------------

In Mexico, we focused on consumer-oriented stocks, which we believe will benefit from the recovery in domestic consumption. These stocks include Femsa, which is Mexico's second largest brewer and a major holding of the Fund, Grupo Bimbo, and Grupo Televisa. In Venezuela, the Fund owns the main utilities, CANTV and Electridad de Caracas, both of which benefit from the country re-rating taking place and the latter of which also benefits from tariff increases.

MANAGER OUTLOOK
Our outlook for the Latin American equity markets is generally positive, with economic growth increasing and inflation trending down. Valuations remain at a discount to other markets, and the economic reform programs that have begun this decade have continued to progress. Our concerns going forward are a potential rise in global interest rates and the possibilities of political instability in Mexico and/or current account problems in Brazil.

Given this scenario, for the near term, we intend to remain overweighted in Venezuela, neutral in Argentina, Colombia, and Peru, modestly underweighted in Brazil and Mexico, and more substantially underweighted in Chile. At the same time, we maintain our focus on individual stock selection, looking for attractively-valued securities in markets where we are comfortable with the economic outlook and on an opportunistic basis.

We will, of course, continue monitoring economic conditions and how they affect the financial markets, as we seek long-term capital appreciation.

We value your ongoing support of the Latin American Equity Fund and look forward to continuing to serve your investment needs in the years ahead.

                                /s/ Michael Levy
                                  Michael Levy
                            Portfolio Manager of the
                         LATIN AMERICAN EQUITY PORTFOLIO
                               September 30, 1997


--------------------------------------------------------------------------------

PERFORMANCE COMPARISON
--------------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE LATIN AMERICAN EQUITY FUND AND THE IFCI LATIN AMERICAN INDEX SINCE OCTOBER 31, 1993.

                             TOTAL RETURN FOR THE PERIOD
                              ENDED SEPTEMBER 30, 1997

                      One Year                 Since 10/25/93*
                       47.00%                      12.71%

* The Fund's inception date.
Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.



                 Latin American Equity                    IFCI Latin American
                     Fund - $15,961                         Index - $15,933
                 ---------------------                    -------------------

Oct-93                   10000                                   10000
Dec-93                   12433                                   12111
Mar-94                   12822                                   12275
Jun-94                   10917                                   11051
Sep-94                   14526                                   14736
Dec-94                   11071                                   11018
Mar-95                   7350                                     7686
Jun-95                   8476                                     9100
Sep-95                   8618                                     9602
Dec-95                   8384                                     9161
Mar-96                   9408                                     9652
Jun-96                   10706                                   10584
Sep-96                   10838                                   10763
Dec-96                   11134                                   10869
Mar-97                   12463                                   12536
Jun-97                   14633                                   15248
Sep-97                   15961                                   15933

          Past performance is not indicative of future performance.


-----------------------------------------------------------------------------------------------------------------------------
LATIN AMERICAN EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES  SEPTEMBER 30, 1997
-----------------------------------------------------------------------------------------------------------------------------
ASSETS
  Investment in Latin American Equity Portfolio, at Value. . . . . . . . . . . . . . . . . . . . . . . . . . .   $ 37,404,451
  Receivable for Shares of Beneficial Interest Subscribed. . . . . . . . . . . . . . . . . . . . . . . . . . .         66,112
  Prepaid Expenses and Other . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          4,891
                                                                                                                 ------------
Total Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     37,475,454
                                                                                                                 ------------

LIABILITIES
  Due to Bankers Trust . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,320
  Payable for Shares of Beneficial Interest Redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         19,869
  Accrued Expense and Other. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         17,094
                                                                                                                 ------------
Total Liabilities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         62,283
                                                                                                                 ------------
NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $ 37,413,171
                                                                                                                 ------------
                                                                                                                 ------------

COMPOSITION OF NET ASSETS
  Paid-in Capital. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $ 33,427,295
  Accumulated Net Realized Loss from Investment and Foreign Currency Transactions. . . . . . . . . . . . . . .    (1,555,226)

Net Unrealized Appreciation on Investment and Foreign Currency Transactions. . . . . . . . . . . . . . . . . .      5,541,102
                                                                                                                 ------------

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $ 37,413,171
                                                                                                                 ------------
                                                                                                                 ------------

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE (net assets divided by shares outstanding). . . . . .         $15.74
                                                                                                                 ------------
                                                                                                                 ------------

SHARES OUTSTANDING ($0.001 par value per share, unlimited number of shares of beneficial interest authorized).      2,376,561
                                                                                                                 ------------
                                                                                                                 ------------


-----------------------------------------------------------------------------------------------------------------------------

STATEMENT OF OPERATIONS  FOR THE YEAR ENDED SEPTEMBER 30, 1997
-----------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
Income Allocated from Latin American Equity Portfolio, net . . . . . . . . . . . . . . . . . . . . . . . . . .   $    318,470
                                                                                                                 ------------

EXPENSES
  Administration and Services Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        261,394
  Printing and Shareholder Reports . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         14,000
  Registration Fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         12,587
  Professional Fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         10,245
  Trustees Fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          2,750
  Miscellaneous. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          6,398
                                                                                                                 ------------

  Total Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        307,374
  Less Expenses Absorbed by Bankers Trust. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       (32,222)
                                                                                                                 ------------
    Net Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        275,152
                                                                                                                 ------------
NET INVESTMENT INCOME. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         43,318
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS                              ------------

  Net Realized Gain (Loss) from:
    Investment Transactions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      6,804,111
    Foreign Currency Transactions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       (55,362)
  Net Change in Unrealized Appreciation on Investment and Foreign Currency Transactions. . . . . . . . . . . .      3,980,334
                                                                                                                 ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS . . . . . . . . . . . . . . .     10,729,083
                                                                                                                 ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $ 10,772,401
                                                                                                                 ------------
                                                                                                                 ------------

                     See Notes to Financial Statements on Page 8



-----------------------------------------------------------------------------------------------------------------------------
LATIN AMERICAN EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------


                                                                                         FOR THE               FOR THE
                                                                                        YEAR ENDED           YEAR ENDED
                                                                                    SEPTEMBER 30, 1997   SEPTEMBER 30, 1996
                                                                                    ------------------   ------------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
   Net Investment Income . . . . . . . . . . . . . . . . . . . . . . . . . . . .            $43,318$              23,831
   Net Realized Gain from Investment and Foreign Currency Transactions . . . . .           6,748,749             938,638
   Net Change in Unrealized Appreciation on Investment and Foreign Currency
      Transactions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           3,980,334           1,901,030
                                                                                        ------------        ------------
Net Increase in Net Assets from Operations . . . . . . . . . . . . . . . . . . .          10,772,401           2,863,499
                                                                                        ------------        ------------

DISTRIBUTIONS TO SHAREHOLDERS
   Net Investment Income . . . . . . . . . . . . . . . . . . . . . . . . . . . .             (4,313)                  --
                                                                                        ------------        ------------
CAPITAL TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
   Proceeds from Sales of Shares . . . . . . . . . . . . . . . . . . . . . . . .          59,057,526          24,344,592
   Dividend Reinvestments. . . . . . . . . . . . . . . . . . . . . . . . . . . .               2,063                  --
   Cost of Shares Redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . .        (49,411,389)        (23,835,412)
                                                                                        ------------        ------------
NET INCREASE FROM CAPITAL TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST. . . . .           9,648,200             509,180
                                                                                        ------------        ------------
TOTAL INCREASE IN NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . .          20,416,288           3,372,679
NET ASSETS
Beginning of Year. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          16,996,883          13,624,204
                                                                                        ------------        ------------
End of Year. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         $37,413,171         $16,996,883
                                                                                        ------------        ------------
                                                                                        ------------        ------------

                   See Notes to Financial Statements on Page 8


-----------------------------------------------------------------------------------------------------------------------------
LATIN AMERICAN EQUITY FUND

FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------

Contained below are selected data for a share outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated for the Latin American Equity Fund.


                                                                                                        FOR THE PERIOD
                                                                      FOR THE YEARS ENDED              OCTOBER 25, 1993
                                                                          SEPTEMBER 30,                (COMMENCEMENT OF
                                                             -------------------------------------      OPERATIONS) TO
                                                              1997            1996          1995      SEPTEMBER 30, 1994
                                                             ------          ------        -------    ------------------
PER SHARE OPERATING PERFORMANCE:

NET ASSET VALUE, BEGINNING OF PERIOD . . . . . . . . .       $ 10.71         $  8.50       $ 14.59        $ 10.00
                                                             -------         -------       -------        -------

INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income. . . . . . . . . . . . . . . .          0.00**          0.02          0.03             --
  Net Realized and Unrealized Gain (Loss) on
    Investment and Foreign Currency Transactions . . .          5.03            2.19         (5.92)          4.59
                                                             -------         -------       -------        -------

Total Income (Loss) from Investment Operations . . . .          5.03            2.21         (5.89)          4.59
                                                             -------         -------       -------        -------

DISTRIBUTIONS TO SHAREHOLDERS
  Net Investment Income. . . . . . . . . . . . . . . .          0.00**            --            --             --
  Net Realized Gain from Investment Transactions . . .            --              --         (0.20)            --
                                                             -------         -------       -------        -------
NET ASSET VALUE, END OF PERIOD . . . . . . . . . . . .        $15.74          $10.71         $8.50         $14.59
                                                             -------         -------       -------        -------
                                                             -------         -------       -------        -------
TOTAL INVESTMENT RETURN. . . . . . . . . . . . . . . .         47.00%          26.00%       (40.68)%        50.01%*

SUPPLEMENTAL DATA AND RATIOS:

  Net Assets, End of Period (000s omitted) . . . . . .       $37,413         $16,997       $13,624        $27,489
  Ratios to Average Net Assets:
    Net Investment Income. . . . . . . . . . . . . . .          0.16%           0.16%         0.29%          0.03%*
    Expenses, Including Expenses of the
      Latin American Equity Portfolio. . . . . . . . .          2.00%           2.00%         2.00%          2.00%*
  Decrease Reflected in Above Expense
      Ratio Due to Absorption of Expenses by
      Bankers Trust. . . . . . . . . . . . . . . . . .          0.44%           0.66%         1.17%          1.27%*

--------------------------------
*    Annualized
**   Less than $0.01

                   See Notes to Financial Statements on Page 8

--------------------------------------------------------------------------------
LATIN AMERICAN EQUITY FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
A. ORGANIZATION
BT Investment Funds (the "Trust") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end management investment company. The Trust was organized on July 21, 1986, as a business trust under the laws of the Commonwealth of Massachusetts. The Latin American Equity Fund (the "Fund") is one of the funds offered to investors by the Trust. The Fund commenced operations and began offering shares of beneficial interest on October 25, 1993. The Fund invests substantially all of its assets in the Latin American Equity Portfolio (the "Portfolio"). The Portfolio is an open-end management investment company registered under the Act. The Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio. The value of such investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. At September 30, 1997, the Fund's investment was approximately 100% of the Portfolio.

The financial statements of the Portfolio, including the Schedule of Portfolio Investments, are contained elsewhere in this report.

B. INVESTMENT INCOME
The Fund earns income, net of expenses, daily on its investment in the Portfolio. All of the net investment income and realized and unrealized gains and losses from the security transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

C. ORGANIZATION EXPENSES
Costs incurred by the Fund in connection with its organization and initial registration are being amortized evenly over a five year period.

D. DIVIDENDS
It is the Fund's policy to declare and distribute dividends annually to shareholders from net investment income, if any. Dividends and distributions payable to shareholders are recorded by the Fund on the ex-dividend date. Distributions of net realized short-term and long-term capital gains, if any, earned by the Fund will also be made annually.

E. FEDERAL INCOME TAXES
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. For the year ended September 30, 1997, $55,882 of net realized gain was reclassified as unrealized appreciation, $60,867 of net investment income as net realized gain, $21,862 of net investment loss as paid-in-capital and $223,164 of net realized loss as paid-in-capital.

For the year ended September 30, 1997, the Latin American Equity Fund had a capital loss carry forward of $1,544,174 which expires in 2004.

F. OTHER
The Trust accounts separately for the assets, liabilities, and operations of the Fund. Expenses directly attributable to the Fund are charged to that Fund, while expenses which are attributable to all of the Trust's Funds are allocated among them.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

NOTE 2--FEES AND TRANSACTIONS WITH AFFILIATES
The Fund has entered into an Administration and Services Agreement with Bankers Trust Company ("Bankers Trust"). Under this Administration and Services Agreement, Bankers Trust provides administrative, custody, transfer agency and shareholder services to the Fund in return for a fee computed daily and paid monthly at an annual rate of 0.95 of 1% of the Fund's average daily net assets. For the year ended September 30, 1997, this fee aggregated $261,394.

The Trust entered into a Distribution Agreement with Edgewood Services, Inc. ("Edgewood"). Under the Distribution Agreement with the Trust, pursuant to Rule 12b-1 of the Act, Edgewood may seek reimbursement, at an annual rate not exceeding 0.20 of 1% of the Fund's average daily net assets, for expenses incurred in connection with any activities primarily intended to result in the sale of the Fund's shares. For the year ended September 30, 1997, there were no reimbursable expenses incurred under this agreement.

Bankers Trust has voluntarily undertaken to waive and reimburse expenses of the Fund, to the extent necessary, to limit all expenses to 1.00 of 1% of the average daily net assets of the Fund, excluding expenses of the Portfolio and
2.00 of 1% of the average daily net assets of the Fund, including expenses of the Portfolio. For the year ended September 30, 1997, expenses of the Fund have been reduced by $32,222.

Certain trustees and officers of the Fund are also directors, officers and/or employees of Edgewood. None of the trustees so affiliated received compensation for services as trustee of the Fund. Similarly, none of the Fund's officers received compensation from the Fund.

NOTE 3--SHARES OF BENEFICIAL INTEREST
At September 30, 1997, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                                                    FOR THE                                 FOR THE
                                                  YEAR ENDED                              YEAR ENDED
                                              SEPTEMBER 30, 1997                      SEPTEMBER 30, 1996
                                      --------------------------------        --------------------------------
                                         SHARES              AMOUNT              SHARES               AMOUNT
                                      ------------        ------------        ------------        ------------
Sold                                     4,496,165        $ 59,057,526           2,527,607        $ 24,344,592
Reinvested                                     190               2,063                  --                  --
Redeemed                                (3,707,034)        (49,411,389)         (2,542,427)        (23,835,412)
                                      ------------        ------------        ------------        ------------
Net Increase (Decrease)                    789,321        $  9,648,200             (14,820)       $    509,180
                                      ------------        ------------        ------------        ------------
                                      ------------        ------------        ------------        ------------


--------------------------------------------------------------------------------
LATIN AMERICAN EQUITY FUND

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees and Shareholders of the BT Investment Funds:

We have audited the accompanying statement of assets and liabilities of the Latin American Equity Fund (one of the Funds comprising BT Investment Funds) as of September 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for the each of the two years in the period then ended and the financial highlights for the years ended September 30, 1997, 1996 and 1995 and the period October 25, 1993 (commencement of operations) to September 30, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Latin American Equity Fund of BT Investment Funds as of September 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.

Coopers & Lybrand L.L.P.

Kansas City, Missouri
November 5, 1997


------------------------------------------------------------------------------------------
LATIN AMERICAN EQUITY PORTFOLIO

SCHEDULE OF PORTFOLIO INVESTMENTS SEPTEMBER 30, 1997
------------------------------------------------------------------------------------------
        SHARES                DESCRIPTION                                           VALUE
        ------                -----------                                           -----
                    COMMON STOCKS - 70.39%
                    ARGENTINA - 9.21%
        25,834      Nortel Inversora SA, ADR (Telecom Services) (a). . . .    $    707,206
       141,754      Quilmes Industrial SA, ADR (Brewery) . . . . . . . . .       2,197,187
        17,700      Telecom Argentina SA, ADR (Telephone). . . . . . . . .         538,744
                                                                              ------------
                                                                                 3,443,137
                                                                              ------------

                    BRAZIL - 13.13%
         7,500      Companhia Energetica de Minas Gerais, ADR (Electric) .         409,687
        62,450      Companhia Paranaense de Energia, ADR (Electric). . . .       1,077,262
        64,700      Companhia Vale de Rio Doce ADR (Steel) . . . . . . . .       1,505,338
    13,180,900      Telecommunicacoes Brasileiras-Telebras ON
                     (Telecommunication) . . . . . . . . . . . . . . . . .       1,521,336
         3,100      Telecommunicacoes Brasileiras SA Telebras,
                     ADR (Telecommunications). . . . . . . . . . . . . . .         399,125
                                                                              ------------
                                                                                 4,912,748
                                                                              ------------

                    CHILE - 8.65%
        39,324      Chilgener SA, ADR (Utility). . . . . . . . . . . . . .       1,078,952
        37,400      Embotelladora Andina, ADR (Beverages). . . . . . . . .         906,950
        34,000      Quinenco SA, ADR (Diversified) (a) . . . . . . . . . .         539,750
        30,500      Santa Isabel SA, ADR (Retail). . . . . . . . . . . . .         711,031
                                                                              ------------
                                                                                 3,236,683
                                                                              ------------

                    COLOMBIA - 2.42%
       109,375      Banco Industrial Colombiano (Commercial Banks) . . . .         392,220
        38,700      Cementos Diamante SA, ADR-B (Building and
                     Construction) (b) . . . . . . . . . . . . . . . . . .         512,775
                                                                              ------------
                                                                                   904,995
                                                                              ------------

                    MEXICO - 28.98%
            48      Controladora de Farmacia (Retail). . . . . . . . . . .              25
       148,600      Corporacion Industrial San Luis, SA de CV (Auto Parts)       1,301,829
       146,400      Formento Economico Mexicano SA de CV (Brewery) . . . .       1,263,695
       276,000      Grupo Financiero Banorte-Ser. B (Banks) (a). . . . . .         531,945
       184,200      Grupo Industrial Bimbo SA de CV-Ser. A (Food). . . . .       1,684,901
       246,000      Grupo Mexico SA-Ser. L (Other) . . . . . . . . . . . .         863,630
        30,800      Grupo Televisa SA Spons, GDR (Television) (a). . . . .       1,103,025
        26,250      Industrias Bachoco SA, ADR (Food) (a). . . . . . . . .         482,182
       146,000      Kimberly Clark De Mexico-A (Paper) . . . . . . . . . .         764,610
        50,000      Kimberly Clark De Mexico-B (Paper) . . . . . . . . . .         257,666
        49,960      Telefonos de Mexico SA, ADR-L (Utilities-Telecom). . .       2,585,430
                                                                              ------------
                                                                                10,838,938
                                                                              ------------

                    PERU - 4.24%
         1,045      Alicorp Trabajo SA (Food) (a). . . . . . . . . . . . .           1,386
        44,031      Compania de Minas Buenaventura SA-A (Metals
                     and Mining) . . . . . . . . . . . . . . . . . . . . .         399,299
         9,000      Compania de Minas Buenaventura SA, ADR (Metals
                     and Mining) . . . . . . . . . . . . . . . . . . . . .         172,125
         3,015      Compania de Minas Buenaventura-B (Metals
                     and Mining) . . . . . . . . . . . . . . . . . . . . .          27,114
        96,000      Minsur SA (Other). . . . . . . . . . . . . . . . . . .         283,665
       275,494      Tecsur SA SA-B (Engineering) . . . . . . . . . . . . .         335,194
        10,000      YPF SA, ADR (Oil). . . . . . . . . . . . . . . . . . .         368,750
                                                                              ------------
                                                                                 1,587,533
                                                                              ------------

                    VENEZUELA - 3.75%
         8,400      Compania Anonima Nacional Telefonos de
                     Venezuela, ADR (Telecom Services) . . . . . . . . . .         384,300
       628,384      Electricidad de Caracas (Utilities). . . . . . . . . .       1,013,299
           819      Siderurgica Venezolana Sivensa, Saica
                     SACA (Building & Construction) (a). . . . . . . . . .           4,594
                                                                              ------------
                                                                                 1,402,193
                                                                              ------------

TOTAL COMMON STOCKS (Cost $21,689,333) . . . . . . . . . . . . . . . . . .      26,326,227
                                                                              ------------

      SHARES                   DESCRIPTION                                         VALUE
      ------                   -----------                                         -----
                    PREFERRED STOCK CONVERTIBLE - 20.71%
                    BRAZIL - 20.71%
   156,910,449      Banco Bradesco PN (Banks). . . . . . . . . . . . . . .    $  1,653,573
    19,808,300      Companhia Energetica de Minas Gerais PN (Electric) . .       1,106,084
        17,900      Companhia Vale de Rio Doce PN (Steel). . . . . . . . .               0
       848,254      CRT Corp., PN (Telecommunications) (a) . . . . . . . .       1,101,337
    54,746,000      Lojas Americanas SA PN (Retail) (a). . . . . . . . . .         679,330
       610,800      Mesbla PN (Retail) (a) (c) . . . . . . . . . . . . . .               0
    86,255,000      Odebrecht SA PN (Building-Heavy Construction). . . . .         786,998
     2,056,600      Petroleo Brasileiro SA Petrobras PN
                     (Oil-International) . . . . . . . . . . . . . . . . .         585,455
     3,119,967      Telecommunicacoes de Sao Paulo SA PN (Telephone) . . .         950,822
        80,726      Usiminas PN (Steel). . . . . . . . . . . . . . . . . .         881,652
                                                                              ------------
TOTAL PREFERRED STOCK CONVERTIBLE (Cost $7,036,455). . . . . . . . . . . .       7,745,251
                                                                              ------------

                    PREFERRED STOCK NON-CONVERTIBLE - 1.07%
                    COLOMBIA - 1.07%
        13,800      Banco Ganadero SA, ADR (Banks)
                     (Cost $255,778) . . . . . . . . . . . . . . . . . . .         398,475
                                                                              ------------

                    SHORT TERM INSTRUMENT - 5.28%
                    U.S.A. - 5.28%
     1,975,695      BT Institutional Cash Management Fund,
                     (Cost $1,975,695) . . . . . . . . . . . . . . . . . .       1,975,695
                                                                              ------------

TOTAL INVESTMENTS (Cost $30,957,261) . . . . . . . . . . . . . . .   97.44%     36,445,648
Assets in Excess of Other Liabilities. . . . . . . . . . . . . . .    2.56%        958,815
                                                                    ------    ------------
NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100.00%   $ 37,404,463
                                                                    ------    ------------
                                                                    ------    ------------

--------------------
(a) Non-Income Producing Security
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. This Security may be resold in transactions exempt from registrations, normally to qualified institutional buyers.
(c) Issuer in bankruptcy
The following abbreviations are used in portfolio descriptions:
ADR -- American Depository Receipt
GDR -- Global Depository Receipt

  Industry Diversification (as a percentage of Total Investments):


          Telecommunications. . . . . . . . .   15.37%
          Utilities . . . . . . . . . . . . .   12.83%
          Beverages . . . . . . . . . . . . .   11.99%
          Banks . . . . . . . . . . . . . . .    8.17%
          Electrical. . . . . . . . . . . . .    7.12%
          Steel . . . . . . . . . . . . . . .    6.55%
          Food  . . . . . . . . . . . . . . .    5.95%
          Short Term Instrument . . . . . . .    5.42%
          Retail. . . . . . . . . . . . . . .    3.81%
          Building/Construction . . . . . . .    3.58%
          Consumer Products . . . . . . . . .    3.57%
          Television  . . . . . . . . . . . .    3.03%
          Paper . . . . . . . . . . . . . . .    2.80%
          Oil . . . . . . . . . . . . . . . .    2.62%
          Mining. . . . . . . . . . . . . . .    1.64%
          Diversified . . . . . . . . . . . .    1.48%
          Other*. . . . . . . . . . . . . . .    4.07%
                                               ------
                                               100.00%
                                               ------
                                               ------

*  No one industry represents more than 1% of Portfolio holdings.

          See Notes to Financial Statements on Pages 13 and 14

--------------------------------------------------------------------------------
LATIN AMERICAN EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

ASSETS
     Investments, at Value (Cost of $30,957,261) . . . . . .     $  36,445,648
     Cash* . . . . . . . . . . . . . . . . . . . . . . . . .           469,532
     Receivable for Securities Sold. . . . . . . . . . . . .           948,115
     Dividends and Interest Receivable . . . . . . . . . . .            63,853
                                                                 -------------
Total Assets . . . . . . . . . . . . . . . . . . . . . . . .        37,927,148
                                                                 -------------

LIABILITIES
     Payable for Securities Purchased. . . . . . . . . . . .           488,818
     Due to Bankers Trust. . . . . . . . . . . . . . . . . .            19,954
     Accrued Expenses and Other. . . . . . . . . . . . . . .            13,913
                                                                 -------------
Total Liabilities. . . . . . . . . . . . . . . . . . . . . .           522,685
                                                                 -------------
NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . .     $  37,404,463
                                                                 -------------
                                                                 -------------

COMPOSITION OF NET ASSETS
     Paid-in Capital . . . . . . . . . . . . . . . . . . . .     $  31,919,616

     Net Unrealized Appreciation on Investment and
     Foreign Currency Transactions . . . . . . . . . . . . .         5,484,847
                                                                 -------------

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . .     $  37,404,463
                                                                 -------------
                                                                 -------------

-----------------------
*    Includes foreign currency of $186,527 with a cost of $186,860.

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS FOR THE YEAR ENDED SEPTEMBER 30, 1997
--------------------------------------------------------------------------------
INVESTMENT INCOME
     Dividends (net of foreign withholding tax of $30,676) .     $     501,913
     Interest. . . . . . . . . . . . . . . . . . . . . . . .            92,106
                                                                 -------------
TOTAL INVESTMENT INCOME. . . . . . . . . . . . . . . . . . .           594,019
                                                                 -------------

EXPENSES
     Advisory Fees . . . . . . . . . . . . . . . . . . . . .           275,540
     Administration and Services Fees. . . . . . . . . . . .            55,108
     Professional Fees . . . . . . . . . . . . . . . . . . .            23,300
     Trustees Fees . . . . . . . . . . . . . . . . . . . . .             2,100
     Miscellaneous . . . . . . . . . . . . . . . . . . . . .             7,802
                                                                 -------------
     Total Expenses. . . . . . . . . . . . . . . . . . . . .           363,850
     Less Expenses Absorbed by Bankers Trust . . . . . . . .           (88,310)
                                                                 -------------
       Net Expenses. . . . . . . . . . . . . . . . . . . . .           275,540
                                                                 -------------
NET INVESTMENT INCOME. . . . . . . . . . . . . . . . . . . .           318,479
                                                                 -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
      and Foreign Currency Transactions
     Net Realized Gain (Loss) from:
       Investment Transactions . . . . . . . . . . . . . . .         6,804,394
       Foreign Currency Transactions . . . . . . . . . . . .           (55,382)
     Net Change in Unrealized Appreciation on Investment
      and Foreign Currency Transactions. . . . . . . . . . .         3,979,986
                                                                 -------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENT
  AND FOREIGN CURRENCY TRANSACTIONS. . . . . . . . . . . . .        10,728,998
                                                                 -------------
NET INCREASE IN NET ASSETS FROM OPERATIONS . . . . . . . . .     $  11,047,477
                                                                 -------------
                                                                 -------------


            See Notes to Financial Statements on Pages 13 and 14

--------------------------------------------------------------------------------
LATIN AMERICAN EQUITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                              FOR THE                 FOR THE
                                                            YEAR ENDED              YEAR ENDED
                                                        SEPTEMBER 30, 1997      SEPTEMBER 30, 1996
                                                        ------------------      ------------------
INCREASE IN NET ASSETS FROM:
OPERATIONS
   Net Investment Income . . . . . . . . . . . . . . .    $       318,479          $       182,531
   Net Realized Gain from Investment and Foreign
    Currency Transactions. . . . . . . . . . . . . . .          6,749,012                  938,670
   Net Change in Unrealized Appreciation on
    Investment and Foreign Currency
   Transactions. . . . . . . . . . . . . . . . . . . .          3,979,986                1,901,005
                                                          ---------------          ---------------
   Net Increase in Net Assets from Operations. . . . .         11,047,477                3,022,206
                                                          ---------------          ---------------

CAPITAL TRANSACTIONS
   Proceeds from Capital Invested. . . . . . . . . . .         59,002,666               24,363,201
   Value of Capital Withdrawn. . . . . . . . . . . . .        (49,696,877)             (23,992,125)
                                                          ---------------          ---------------
Net Increase in Net Assets from Capital
    Transactions . . . . . . . . . . . . . . . . . . .          9,305,789                  371,076
                                                          ---------------          ---------------
TOTAL INCREASE IN NET ASSETS . . . . . . . . . . . . .         20,353,266                3,393,282

NET ASSETS
Beginning of Year. . . . . . . . . . . . . . . . . . .         17,051,197               13,657,915
                                                          ---------------          ---------------
End of Year. . . . . . . . . . . . . . . . . . . . . .    $    37,404,463          $    17,051,197
                                                          ---------------          ---------------
                                                          ---------------          ---------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Contained below are selected, ratios to average net assets and other supplemental data for the periods indicated for the Latin American Equity Portfolio.

                                                                                                              FOR THE PERIOD
                                                                            FOR THE YEARS ENDED              OCTOBER 25, 1993
                                                                                SEPTEMBER 30,               (COMMENCEMENT OF
                                                                      ----------------------------------       OPERATIONS) TO
                                                                      1997           1996           1995    SEPTEMBER 30, 1994
                                                                      ----           ----           ----    ------------------
SUPPLEMENTAL DATA AND RATIOS:
  Net Assets, End of Period (000s omitted) . . . . . . . . . .     $ 37,404       $ 17,051       $ 13,658       $ 27,366
  Ratios to Average Net Assets:
    Net Investment Income. . . . . . . . . . . . . . . . . . . .      1.16%          1.21%          1.27%         1.03%*
    Expenses . . . . . . . . . . . . . . . . . . . . . . . . . .      1.00%          1.00%          1.00%         1.00%*
    Decrease Reflected in Above Expense
      Ratio Due to Absorption of Expenses by
      Bankers Trust. . . . . . . . . . . . . . . . . . . . . . .      0.32%          0.31%          0.80%         0.79%*
  Portfolio Turnover Rate. . . . . . . . . . . . . . . . . . .         122%           171%           161%           124%
  Average Commission Per Share** . . . . . . . . . . . . . . .      $0.0577        $0.0001

---------------
*    Annualized
** For fiscal years beginning on or after September 1, 1995, the Portfolio is required to disclose its average commission rate per share for security trades on which commissions are charged.

                See Notes to Financial Statements on Pages 13 and 14

--------------------------------------------------------------------------------
LATIN AMERICAN EQUITY PORTFOLIO

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
A. ORGANIZATION
The Latin American Equity Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as open-end management investment company. The Portfolio was organized on August 6, 1993 as an unincorporated trust under the laws of New York and commenced operations on October 25, 1993. The Declaration of Trust permits the Board of Trustees (the "Trustees") to issue beneficial interests in the Portfolio.

B. SECURITY VALUATION
The Portfolio's investments listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the closing price of the security traded on that exchange prior to the time when the Portfolio assets are valued. Short-term obligations with remaining maturities of 60 days or less are valued at amortized cost. Other short-term debt securities are valued on a mark-to-market basis until such time as they reach a remaining maturity of 60 days, whereupon they will be valued at amortized cost using their value on the 61st day. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees.

C. SECURITY TRANSACTIONS AND INTEREST INCOME
Security transactions are accounted for on a trade date basis. Dividend income, less foreign taxes withheld, if any, is recorded on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income is recorded on the accrual basis and includes amortization of premium and discount on investments. Realized gains and losses from securities transactions are recorded on the identified cost basis.

All of the net investment income and realized and unrealized gains and losses from the security and foreign currency transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

D. REPURCHASE AGREEMENTS
The Portfolio may enter into repurchase agreements with financial institutions deemed to be creditworthy by the Portfolio's Investment Advisers, subject to the seller's agreement to repurchase such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Portfolio's custodian, and pursuant to the terms of the repurchase agreement must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Portfolio will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Portfolio maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller. However, in the event of default or bankruptcy by the seller, realization and/or retention of the collateral may be subject to legal proceedings.

E. FOREIGN CURRENCY TRANSACTIONS
The books and records of the Portfolio are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

F. FORWARD FOREIGN CURRENCY CONTRACTS
The Portfolio may enter into forward foreign currency contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or with respect to the Portfolio's investments. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using prevailing exchange rates. With respect to forward foreign currency contracts, losses in excess of amounts recognized in the Statement of Assets and Liabilities may arise due to changes in the value of the foreign currency or if the counterparty does not perform under the contract.

G. OPTION CONTRACTS
Upon the purchase of a put option or a call option by a Portfolio, the premium paid is recorded as an investment and mark-to-market daily to reflect the current market value. When a purchased option expires, the Portfolio will realize a loss in the amount of the cost of the option. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sale proceeds from the closing sale transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

H. FUTURES CONTRACTS
The Portfolio may enter into financial futures contracts which are contracts to buy a standard quantity of securities at a specified price on a future date. The Portfolio is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Portfolio each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

I. FEDERAL INCOME TAXES
It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code. Therefore, no federal income tax provision is required.

J. OTHER
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
LATIN AMERICAN EQUITY PORTFOLIO

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 2--FEES AND TRANSACTIONS WITH AFFILIATES
The Portfolio has entered into an Administration and Services Agreement with Bankers Trust Company ("Bankers Trust"). Under this Administration and Services Agreement, Bankers Trust provides administrative, custody, transfer agency and shareholder services to the Portfolio in return for a fee computed daily and paid monthly at an annual rate of 0.20 of 1% of the Portfolio's average daily net assets. For the year ended September 30, 1997, this fee aggregated $55,108.

The Portfolio has entered into an Advisory Agreement with Bankers Trust. Under this Advisory Agreement, the Portfolio pays Bankers Trust an advisory fee computed daily and paid monthly at an annual rate of 1.00 of 1% of the Portfolio's average daily net assets. For the year ended September 30, 1997, this fee aggregated $275,540.

Bankers Trust has voluntarily undertaken to waive and reimburse expenses of the Portfolio, to the extent necessary, to limit all expenses to 1.00 of 1% of the average daily net assets of the Portfolio. For the year ended September 30, 1997, expenses of the Portfolio have been reduced by $88,310.

Certain trustees and officers of the Portfolio are also directors, officers and/or employees of Edgewood Services, Inc. None of the trustees so affiliated received compensation for services as trustee of the Portfolio. Similarly, none of the Portfolio's officers received compensation from the Portfolio.

For the year ended September 30, 1997, the Portfolio paid brokerage commissions of $69,625.

NOTE 3--PURCHASES AND SALES OF INVESTMENT SECURITIES
The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended September 30, 1997, were $39,670,191 and $26,029,040, respectively.

For federal income tax purposes, the tax basis of investments held at September 30, 1997 was $30,970,111. The aggregate gross unrealized appreciation for all investments was $6,025,146 and the aggregate gross unrealized depreciation for all investments was $549,609.

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LATIN AMERICAN EQUITY PORTFOLIO

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees and Holders of Beneficial Interest of the Latin American Equity
Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of the Latin American Equity Portfolio (one of the Portfolios comprising BT Investment Portfolios) as of September 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for the years ended September 30, 1997, 1996 and 1995 and the period October 25, 1993 (commencement of operations) to September 30, 1994. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Latin American Equity Portfolio of BT Investment Portfolios as of September 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.

Coopers & Lybrand L.L.P.

Kansas City, Missouri
November 5, 1997

BT INVESTMENT FUNDS
LATIN AMERICAN EQUITY FUND

INVESTMENT ADVISER OF THE PORTFOLIO AND ADMINISTRATOR
BANKERS TRUST COMPANY
130 Liberty Street
New York, NY  10006

DISTRIBUTOR
EDGEWOOD SERVICES, INC.
Clearing Operations
P.O. Box 897
Pittsburgh, PA  15230-0897

CUSTODIAN AND TRANSFER AGENT
BANKERS TRUST COMPANY
130 Liberty Street
New York, NY  10006

INDEPENDENT ACCOUNTANTS
COOPERS & LYBRAND L.L.P.
1100 Main Street, Suite 900
Kansas City, MO  64105

COUNSEL
WILLKIE FARR & GALLAGHER
153 East 53rd Street
New York, NY  10022

-----------------------------------
For information on how to invest, shareholder account information and current price and yield information, please contact your relationship manager or the BT Mutual Fund Service Center at (800) 730-1313.
-----------------------------------


STA497200 (11/97)